UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2024

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1941 Stryker Way	Portage,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
3.375% Notes due 2028	SYK28	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company's Annual Meeting of Shareholders held on May 9, 2024, shareholders voted on four proposals and cast their votes as follows:

1)	All ten directors were elected to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified based upon the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Mary K. Brainerd	302,373,805	3,018,189	338,081	27,028,775
Giovanni Caforio, M.D.	304,043,651	1,298,642	387,782	27,028,775
Allan C. Golston	294,701,607	10,702,131	326,337	27,028,775
Kevin A. Lobo	291,946,719	12,953,199	830,157	27,028,775
Sherilyn S. McCoy	297,836,451	7,580,500	313,124	27,028,775
Rachel Ruggeri	304,909,652	428,014	392,409	27,028,775
Andrew K. Silvernail	298,487,699	6,840,994	401,382	27,028,775
Lisa M. Skeete Tatum	301,698,000	3,583,716	448,359	27,028,775
Ronda E. Stryker	298,117,450	7,345,423	267,202	27,028,775
Rajeev Suri	302,013,611	3,318,558	397,906	27,028,775

2)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 was ratified based upon the following votes:

Shares
For	Against	Abstain
306,622,353	25,829,393	307,104

3)	The advisory vote on the resolution relating to compensation of our named executive officers was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
277,838,598	27,264,023	627,454	27,028,775

4)	The shareholder proposal related to transparency in political spending was not approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
113,859,053	190,289,960	1,581,062	27,028,775

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	May 14, 2024	/s/ ROBERT S. FLETCHER
Robert S. Fletcher
Vice President, Chief Legal Officer